UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               February 27, 1998
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                Date of Report (Date of earliest event reported)




                             COMPUTER HORIZONS CORP.
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             (Exact name of Registrant as specified in its Charter)



      NEW YORK                       0-7282                        13-2638902
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  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation or                                                   Number)
  organization)


         49 OLD BLOOMFIELD AVENUE, MOUNTAIN LAKES, NEW JERSEY 07046-1495
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              (Address of principal executive offices) (Zip Code)


                                 (973) 299-4000
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the Agreement and Plan of Merger, dated as of February 4, 1998, by and among Computer Horizons Corp., a New York corporation ("Computer Horizons"), PS Merger Corp., a New Jersey corporation ("Sub"), Princeton Softech, Inc., a New Jersey corporation ("Princeton") and the stockholders of Princeton (the "Stockholders"), the merger of Sub with and into Princeton (the "Merger") was consummated on February 27, 1998. Pursuant to the Merger, Princeton became a wholly-owned subsidiary of Computer Horizons, and each share of common stock, no par value, of Princeton that was outstanding immediately prior to the consummation of the Merger was converted into the right to receive
1.1626 shares of common stock, par value $.10 per share, of Computer Horizons ("Computer Horizons Common Stock"), subject to adjustment to ensure the issuance of a whole number of shares of Computer Horizons Common Stock to each Stockholder. As a result of the Merger, Computer Horizons Corp. issued to the Stockholders a total of 954,213 shares of Computer Horizons Common Stock for all of the outstanding shares of Princeton. 95,409 of such shares of Computer Horizons Common Stock shall be held in escrow for the purpose of satisfying the indemnification obligations of the Stockholders for certain breaches of representations, warranties and covenants of the Stockholders and Princeton set forth in the Merger Agreement. Subject to any claims for indemnification, such escrowed shares shall be delivered to the Stockholders upon the first anniversary of consummation of the Merger.

         A copy of the Merger Agreement is filed as an exhibit hereto and is incorporated herein by reference. The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement. The Merger Agreement contains a list of each of the exhibits thereto (the "Merger Agreement Exhibits"). The Merger Agreement Exhibits do not contain information which is material to an investment decision and have therefore not been attached to this filing, pursuant to Item 601 of Regulation S-K. The Company will supplementally furnish the Commission with a copy of any of the Merger Agreement Exhibits upon request.

     Princeton provides software utilities for the management of data and applications within large organizations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b) Not Applicable.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

            2. Agreement and Plan of Merger, dated as of February 4, 1998, by and among Computer Horizons Corp., PS Merger Corp., Princeton Softech, Inc. and the Stockholders of Princeton Softech, Inc.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                   COMPUTER HORIZONS CORP.




Date:  March 13, 1998                        By:  /s/William Murphy
                                                  -----------------
                                             Name:   William Murphy
                                             Title:  Chief Financial Officer

                                  EXHIBIT INDEX




   DOC. NO.     DOCUMENT DESCRIPTION


      2. Agreement and Plan of Merger, dated as of February 4, 1998, by by and among Computer Horizons Corp., PS Merger Corp., Princeton Softech, Inc. and the Stockholders of Princeton Softech, Inc.